Exhibit 99.2

Jamf Holding Corp. Announces Pricing of $325.0 Million of Convertible Senior Notes

MINNEAPOLIS, September 14, 2021 — Jamf Holding Corp. (“Jamf,” “we,” “us” or “our”) (NASDAQ: JAMF), the standard in Apple Enterprise Management, today announced the pricing of $325.0 million aggregate principal amount of Convertible Senior Notes due 2026 (the “notes”) in a private offering (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Jamf also granted the initial purchasers of the notes an option to purchase, within a 13-day period beginning on, and including, the first date on which the notes are issued, up to an additional $48.75 million aggregate principal amount of notes. The sale of the notes to the initial purchasers is expected to settle on September 17, 2021, subject to customary closing conditions, and is expected to result in approximately $314.2 million in net proceeds to Jamf after deducting the initial purchasers’ discount and estimated offering expenses payable by Jamf (assuming no exercise of the initial purchasers’ option to purchase additional notes).

The notes will be senior, unsecured obligations of Jamf. The notes will bear interest at a rate of 0.125% per year. Interest will be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2022. The notes will mature on September 1, 2026, unless earlier converted, redeemed or repurchased. Jamf may not redeem the notes prior to September 6, 2024. Jamf may redeem for cash all or any portion of the notes, at its option, on or after September 6, 2024, if the last reported sale price of Jamf’s common stock (the “common stock”) has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), during any 30 consecutive trading day period (including the last trading day of such period) ending on and including the trading day immediately preceding the date on which Jamf provides notice of redemption at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus any accrued and unpaid interest to, but excluding, the redemption date. No sinking fund is provided for the notes, which means that Jamf is not required to redeem or retire the notes periodically.

Subject to certain conditions, holders of the notes will have the right to require Jamf to repurchase all or a portion of their notes upon the occurrence of a fundamental change (as defined in the indenture that will govern the notes) at a purchase price of 100% of their principal amount plus any accrued and unpaid interest. In connection with certain corporate events or if Jamf calls any notes for redemption, Jamf will, under certain circumstances, increase the conversion rate for noteholders who elect to convert their notes in connection with any such corporate event or convert their notes called for redemption.

The notes will be convertible at an initial conversion rate of 20.0024 shares of common stock per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $49.99 per share, which represents a conversion premium of approximately 40% to the last reported sale price of $35.71 per share of common stock on NASDAQ on September 14, 2021).

Prior to the close of business on the business day immediately preceding March 1, 2026, the notes will be convertible at the option of the noteholders only upon the satisfaction of specified conditions and during certain periods. On or after March 1, 2026 until the close of business on the second scheduled trading day immediately preceding the maturity date, the notes will be convertible at the option of the noteholders at any time regardless of these conditions. Conversions of the notes will be settled in cash, shares of common stock, or a combination thereof, at Jamf’s election.

In connection with the pricing of the notes, Jamf entered into privately negotiated capped call transactions with certain of the initial purchasers or their respective affiliates and other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments, the number of shares of common stock initially underlying the notes sold in the offering. The capped call transactions are expected generally to reduce potential dilution to the common stock upon any conversion of notes and/or offset any cash payments Jamf is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. The cap price of the capped call transactions will initially be $71.42 per share, which represents a premium of 100% over the last reported sale price of Jamf’s common stock of $35.71 per share on NASDAQ on September 14, 2021, and is subject to certain adjustments under the terms of the capped call transactions.

Jamf has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of Jamf’s common stock and/or enter into various derivative transactions with respect to the common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the common stock or the notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or purchasing or selling the common stock or other securities of Jamf in secondary market transactions from time to time prior to the maturity of the notes (and are likely to do so on each exercise date for the capped call transactions or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the notes). This activity could also cause a decrease or avoid an increase in the market price of the common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs following a conversion or during any observation period related to a conversion of notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of the notes.

Jamf intends to use a portion of the net proceeds from the offering to (i) repay the term loan facility incurred in connection with Jamf’s acquisition of Wandera and pay any associated prepayment penalties and accrued and unpaid interest to the date of repayment and (ii) pay the cost of the capped call transactions described above. If the initial purchasers exercise their option to purchase additional notes, Jamf expects to use a portion of the net proceeds from the sale of such additional notes to enter into additional capped call transactions with the option counterparties. Jamf intends to use the remainder of the net proceeds of the offering for general corporate purposes, which may include working capital, capital expenditures, and potential acquisitions and strategic transactions. However, it has not designated any specific uses for such remainder of the net proceeds and has no current agreements with respect to any strategic transactions.

The notes are being offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the notes nor the shares of common stock potentially issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements relating to the completion of the offering, the potential effects of entering into capped call transactions, and the expected use of proceeds from the offering and statements regarding our financial outlook and market positioning. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events, statements about the potential benefits of the acquisition, possible or assumed business strategies, potential growth opportunities, and the potential value creation as a result of combined offerings. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including: statements regarding our future financial and operating performance (including our financial outlook for future reporting periods); our ability to realize the potential benefits of the acquisition of Wandera; other risks related to our integration of Wandera’s business, team, and technology; the impact on our operations and financial condition from the effects of the current COVID-19 pandemic; the potential impact of customer dissatisfaction with Apple or other negative events affecting Apple services and devices, and failure of enterprises to adopt Apple products; the potentially adverse impact of changes in features and functionality by Apple on our engineering focus or product development efforts; changes in our continued relationship with Apple; the fact that we are not party to any exclusive agreements or arrangements with Apple; our reliance, in part, on channel partners for the sale and distribution of our products; the impact of reputational harm if users perceive our products as the cause of device failure; our ability to successfully develop new products or materially enhance current products through our research and development efforts; our ability to continue to attract new customers; our ability to retain our current customers; our ability to sell additional functionality to our current customers; our ability to meet service-level commitments under our subscription agreements; our ability to correctly estimate market opportunity and forecast market growth; risks associated with failing to continue our recent growth rates; our dependence on one of our products for a substantial portion of our revenue; our ability to scale our business and manage our expenses; our ability to change our pricing models, if necessary to compete successfully; the impact of delays or outages of our cloud services from any disruptions, capacity limitations or interferences of third-party data centers that host our cloud services, including Amazon Web Services; our ability to maintain, enhance and protect our brand; our ability to maintain our corporate culture; the ability of Jamf Nation to thrive and grow as we expand our business; the potential impact of inaccurate, incomplete or misleading content that is posted on Jamf Nation; our ability to offer high-quality support; risks and uncertainties associated with potential acquisitions and divestitures, including, but not limited to, disruptions to ongoing operations; diversions of management from day-to-day responsibilities; adverse impacts on our financial condition; failure of an acquired business to further our strategy; uncertainty of synergies; personnel issues; resulting lawsuits and issues unidentified in diligence processes; our ability to predict and respond to rapidly evolving technological trends and our customers' changing needs; our ability to compete with existing and new companies; the impact of adverse general and industry-specific economic and market conditions; the impact of reductions in IT spending; our ability to attract and retain highly qualified personnel; risks associated with competitive challenges faced by our customers; the impact of our often long and unpredictable sales cycle; our ability to develop and expand our marketing and sales capabilities; the risks associated with sales to new and existing enterprise customers; the risks associated with free trials and other inbound, lead-generation sales strategies; the risks associated with indemnity provisions in our contracts; our management team’s limited experience managing a public company; the impact of any catastrophic events; the impact of global economic conditions; risks associated with cyber-security events; the impact of real or perceived errors, failures or bugs in our products; the impact of interruptions or performance problems associated with our technology or infrastructure; the impact of general disruptions to data transmission; risks associated with stringent and changing privacy laws, regulations and standards, and information security policies and contractual obligations related to data privacy and security; the risks associated with intellectual property infringement claims; our reliance on third-party software and intellectual property licenses; our ability to protect our intellectual property and proprietary rights; and the risks associated with our use of open source software in our products.

Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission. Given these factors, as well as other variables that may affect our operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release relate only to events as of the date hereof. Jamf undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

About Jamf

Jamf, the standard in Apple Enterprise Management, extends the legendary Apple experience people love to businesses, schools and government organizations through its software and the world’s largest online community of IT admins focused exclusively on Apple, Jamf Nation.

Investor Contact:

Jennifer Gaumond
ir@jamf.com

Media Contact:

Rachel Nauen
media@jamf.com